                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                               ----------------


                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2000

                               COST-U-LESS, INC.
            (Exact name of registrant as specified in its charter)

         WASHINGTON                       0-24543                91-1615590

(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer)
incorporation or organization)                               Identification No.)

                  BUILDING 3, SUITE A                          98050
                8160 - 304/th/ AVENUE SE
                  PRESTON, WASHINGTON

        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code: (425) 222-5022



                 ---------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        Cost-U-Less, Inc. (the "Company"), was notified of the resignation of Michael J. Rose from the Board of Directors, effective December 15, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of business acquired. Not applicable.

        (b)    Pro forma financial information. Not applicable.

        (c)    Exhibits. Not applicable.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Cost-U-Less, Inc.



December 20, 2000                               By:  /s/ J. Jeffrey Meder
                                                     ---------------------------
                                                     J. Jeffrey Meder, President